Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sterling Mining Company (the “Company”) on Form 10-Q for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, James N. Meek, Vice-President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a. the Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

b. the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James N. Meek
James N. Meek, Vice-President and Chief Financial Officer
August 14, 2006